UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT of 1934

Date of report (Date of earliest event reported):   August 27, 2012

SCHNITZER STEEL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of Principal Executive Offices)	97296-0047 (Zip Code)

Registrant’s Telephone Number Including Area Code:  (503) 224-9900

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated With Exit or Disposal Activities

On August 27, 2012, Schnitzer Steel Industries, Inc. (the “Company”) authorized certain initiatives that are expected to lower annual operating costs by $25 million and result in restructuring charges of approximately $12 million. These initiatives are expected to be substantially complete by the end of the first quarter of fiscal 2013.  The restructuring charges will require the Company to make cash payments and represent costs connected with the elimination of approximately 300 positions, or 7% of the Company’s current workforce (approximately $4M), contract termination costs (approximately $5M) and other costs associated with the restructuring (approximately $3M).  Of the $12 million in restructuring charges, approximately $5 million of that amount is expected to be incurred in the fourth quarter of fiscal 2012, approximately half of the remainder is expected to be incurred in the first quarter of fiscal 2013, and the balance is expected to be incurred by the end of fiscal 2013. Additional information regarding these initiatives is included on page 2 of the Company’s press release issued on August 28, 2012 and attached to this Current Report on Form 8-K as Exhibit 99.1. Such additional information is incorporated herein by reference into this Item 2.05.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Change in Principal Accounting Officer

In connection with the workforce reductions described above, the Company also announced that the employment of Jeff P. Poeschl, the Company’s Vice President, Corporate Controller and Principal Accounting Officer, ended on August 27, 2012.

On August 28, 2012, the Company’s Board of Directors appointed David J. Mendez, 45 years old, as Vice President, Corporate Controller, Principal Accounting Officer and Divisional CFO.  Mr. Mendez joined the Company in March 2008 as CFO of the Company’s Metals Recycling Business.  He was elected Vice President in January 2009 and became Divisional CFO MRB/APB in May 2009 and VP & CFO – Divisional Operations in November 2009.  Mr. Mendez was Senior Vice President, Chief Financial Officer and a Director of PacifiCorp, a Western US energy utility, from 2006 to 2008.  Mr. Mendez is licensed as a Certified Public Accountant in the State of Oregon and previously worked for PricewaterhouseCoopers.

Annual Bonus Waivers by Senior Vice Presidents for Options

On August 28, 2012, the Company’s Senior Vice Presidents waived their rights to all (or, in the case of Patrick L. Christopher, a portion) of their annual bonus payments for the fiscal year ended August 31, 2012, and in exchange therefor the Compensation Committee of the Company’s Board of Directors granted them premium-priced stock options (the “Options”) under the Company’s 1993 Stock Incentive Plan (the “Plan”).  The exercise price of the Options was set at $34.75 per share, which was 120% of the closing price of the Company’s Class A Common Stock on  the date of grant.  The number of shares covered by each Option was determined by dividing the Option recipient’s target bonus for fiscal 2012 (except in the case of Patrick L. Christopher, whose grant was based on his waiver of 25% of his fiscal 2012 bonus) by the estimated fair option value per share of the Option on the grant date.  The Options have a term of five years and become exercisable for 100% of the shares covered thereby on the second anniversary of the grant date.  Options will become 100% exercisable upon a change in control of the Company or if the Option holder’s employment is terminated as a result of death or disability, but do not become exercisable upon retirement.  Any Options that are not exercisable, or that do not become exercisable, upon termination of employment will be forfeited.  As a condition to the receipt of his or her Option, each Option recipient executed a Waiver of Annual Incentive substantially in the form attached as Exhibit 10.1 hereto and incorporated by reference herein.  The form of Non-Statutory Stock Option Agreement used for the Options is attached as Exhibit 10.2 hereto and incorporated by reference herein.

Options were granted for the following number of shares to the following Senior Vice Presidents:

Senior Vice Presidents	Number of Options Granted

Richard D. Peach	49,092
Senior Vice President and
Chief Financial Officer

Belinda Hyde	18,302
Senior Vice President and
Chief Human Resources Officer

Richard C. Josephson	36,039
Senior Vice President, General
Counsel and Secretary

Patrick L. Christopher	14,803
Senior Vice President and
President, Metals Recycling Business

Thomas D. Klauer	32,890
Senior Vice President and
President, Auto Parts Business

Jeffrey Dyck	21,532
Senior Vice President and
President, Steel Manufacturing Business

Annual Bonus Waiver by Chief Executive Officer for Option and RSU

Tamara L. Lundgren, the Company’s Chief Executive Officer, also waived her rights to all of her annual bonus payment for fiscal 2012, and in exchange therefor the Compensation Committee granted her an Option, on the same terms as those granted to the Senior Vice Presidents, for 150,000 shares and a restricted stock unit (“RSU”) award for 2,763 shares in order to comply with the requirements of the Plan.  The RSU will vest and the underlying shares will be issued to Ms. Lundgren based on continued employment through August 28, 2017, subject to possible accelerated vesting on change in control, death or disability, but not retirement.  The form of Restricted Stock Unit Award Agreement used for the RSU is attached as Exhibit 10.3 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On August 28, 2012, the Company issued a press release announcing its market outlook for its fourth quarter of fiscal 2012 and significant cost reductions.  A copy of this press release is being furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

10.1	Form of Waiver of Annual Incentive dated as of August 28, 2012 executed by executive officers as a condition to receipt of stock options.

10.2	Form of Non-Statutory Stock Option Agreement used for premium-priced option grants to executive officers on August 28, 2012 under the 1993 Stock Incentive Plan.

10.3	Form of Restricted Stock Unit Award Agreement used for award to chief executive officer on August [30], 2012 under the 1993 Stock Incentive Plan.

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on August 28, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC. (Registrant)

Dated: August 31, 2012	By:	/s/ Richard D. Peach
Name: Richard D. Peach
Title: Sr. V.P. and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Waiver of Annual Incentive dated as of August 28, 2012 executed by executive officers as a condition to receipt of stock options.

10.2	Form of Non-Statutory Stock Option Agreement used for premium-priced option grants to executive officers on August 28, 2012 under the 1993 Stock Incentive Plan.

10.3	Form of Restricted Stock Unit Award Agreement used for award to chief executive officer on August 30, 2012 under the 1993 Stock Incentive Plan.

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on August 28, 2012.